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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   NOVEMBER 6, 1997
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                          CHESAPEAKE ENERGY CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               OKLAHOMA           1-13726               73-1395733
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(State or other jurisdiction  (Commission     (IRS Employer Identification No.)
of incorporation)              File Number)



            6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA    73118
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            (Address of principal executive offices)            (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)




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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 8.  CHANGE IN FISCAL YEAR

         On November 6, 1997, the Board of Directors of Chesapeake Energy Corporation ("Chesapeake") decided to change its year end to December 31. The Company believes this change will make its financial results more easily comparable to those of its peer group. Accordingly, the Company will file a transition report on Form 10-K for the six month period between the closing date of the Company's most recent fiscal year ended June 30, 1997 and the opening date of the new fiscal year beginning January 1, 1998.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             CHESAPEAKE ENERGY CORPORATION



                                             BY:  /s/MARCUS C. ROWLAND
                                                ---------------------------
                                                  MARCUS C. ROWLAND,
                                                  Senior Vice President -
                                                  Chief Financial Officer


Dated: November 19, 1997


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